Exhibit 10.3(e)(i)

                              AMENDMENT NUMBER ONE
                                     TO THE
                             TRUST AGREEMENT BETWEEN
                       OGDEN MANAGEMENT SERVICES, INC. AND
                         AMERICAN EXPRESS TRUST COMPANY
                                     FOR THE
                             EXECUTIVE PENSION PLAN
                       OF OGDEN MANAGEMENT SERVICES, INC.

      WHEREAS, Ogden Management Services, Inc. (the "Company") maintains the Ogden Management Services, Inc. Executive Pension Plan (the "Plan") to provide retirement benefits to a select group of highly compensated employees of the Company and certain related entities;

      WHEREAS, the Company entered into a trust agreement (the "Trust") with American Express Trust Company (the "Trustee") dated October 30, 1998;

      WHEREAS, pursuant to Section 11 of the Trust, the Trust may be amended by a written instrument executed by the Trustee and the Company; and

      WHEREAS, the Company and the Trustee desire to amend the Trust, effective as of July 1, 1999.

      NOW, THEREFORE, pursuant to Section 11 of the Trust, the Trust is hereby amended, effective as of July 1, 1999, as follows:

1.    Section 5 of the Trust is amended in its entirety to read as follows:

      "During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested. Provided, however, the Company shall have the right at any time and from time to time, in its discretion, to direct the Trustee, in writing, to return to the Company all or any part of the income received by the Trust, net of expenses and taxes."

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed this ____ day of July, 1999.

Ogden Management Services, Inc.


By: __________________________

Title:  ______________________

Date:  _______________________

American Express Trust Company

By: __________________________

Title:  ______________________

Date:  _______________________